Exhibit 32.1


                         Kubla Khan, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, William S. Roberts, Chief Executive and Financial Officer of Kubla Khan, Inc.(the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the quarterly report on Form 10-QSB of the Company for the quarter ended
     September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 1, 2003
                                        /s/ William S. Roberts
                                        ____________________________________
                                        William S. Roberts
                                        Chief Executive and Financial Officer